Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Cal R. Hoagland, Chief Financial Officer of interWAVE Communications International, Ltd. (the “Company”) certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of interWAVE Communications International, Ltd. on Form 10-Q/A for the quarterly period ended March 31, 2003, and to which this certification is attached as Exhibit 99.2, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of the Company.

Date: September 5, 2003	/s/ CAL R. HOAGLAND
Cal R. Hoagland
Chief Financial Officer
(Principal Financial and Accounting Officer)